UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	April 15, 2014

ESB Financial Corporation
(Exact name of registrant as specified in its charter)

Pennsylvania	0-19345	25-1659846
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

600 Lawrence Avenue, Ellwood City, Pennsylvania	16117
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code	(724) 758-5584

Not Applicable
(Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02	Results of Operations and Financial Condition

On April 15, 2014, ESB Financial Corporation (the “Company”) issued a press release announcing its results of operations for the quarter ended March 31, 2014. A copy of the press release is included as Exhibit 99.1 and is incorporated herein by reference.

Item 7.01	Regulation FD Disclosure

The Company has prepared a slide presentation to be used at the Company’s Annual Meeting of Stockholders to be held on April 16, 2014. The slide presentation is filed as Exhibit 99.2 hereto pursuant to Regulation FD and is incorporated by reference herein.

Item 9.01	Financial Statements and Exhibits

(a)	Not applicable.

(b)	Not applicable.

(c)	Exhibits

The following exhibits are included herewith:

Number	Description

99.1	Press Release, dated April 15, 2014 regarding the Company’s results of operations for the three months ended March 31, 2014*

99.2	Annual Meeting Presentation*

* The press release furnished as Exhibit 99.1 and the presentation furnished as Exhibit 99.2, shall not be deemed to be filed” for purposes of Section 18 of the Securities Exchange Act of 1934 nor shall it be deemed to be incorporated by reference in any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

ESB FINANCIAL CORPORATION

By:	/s/ Charlotte A. Zuschlag
Name: Charlotte A. Zuschlag
Title: President and Chief Executive Officer

Date: April 15, 2014